As filed with the Securities and Exchange Commission on November 20, 1996
                           Registration No. 33-_______
     ----------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------
                        ALLIED HEALTHCARE PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                               Delaware 25-1370721
                         (State or Other Jurisdiction of
                                (I.R.S. Employer
                         Incorporation or Organization)
                               Identification No.)
                              1720 Sublette Avenue
                            St. Louis, Missouri 63110
                    (Address of Principal Executive Offices)
                         ------------------------------

                        Allied Healthcare Products, Inc.
                         1994 Employee Stock Option Plan
                            (Full Title of the Plan)
                         ------------------------------
                                JAMES C. JANNING
                             Chief Executive Officer
                        Allied Healthcare Products, Inc.
                              1720 Sublette Avenue
                               St. Louis, MO 63110
                                 (314) 771-2400
          (Name and Address and Telephone Number of Agent for Service)

                                    Copy to:
                            MATTHEW G. MALONEY, ESQ.
                  DicksteinShapiro Morin & Oshinsky LLP 2101 L
                                  Street, N.W.
                             Washington, D.C. 20037
                         -------------------------------

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------
                                     Proposed Maximum   Proposed Maximum
 Title of Securities   Amount to be   Offering Price   Aggregate Offering      Amount of
   to be Registered     Registered     Per Share (1)        Price (1)       Registration Fee
----------------------------------------------------------------------------------------------

    Common Stock,        300,000          $6.9375          $2,081,250             $631
    $.01 par value
----------------------------------------------------------------------------------------------

---------------
(1) Computed pursuant to Rule 457 (c) and (h)(1) based on the average of the high and low prices on November 15, 1996, as reported by the Nasdaq National Market

The total number of pages contained in this document and exhibits and attachments thereto is 16 The Exhibit Index is located on sequentially numbered page 6.

     The Registration Statement (Reg. No. 33-86014) filed by Allied Healthcare Products, Inc. (the "Registrant") with the Securities and Exchange Commission is incorporated herein by reference in its entirety.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, State of Missouri, on November 20, 1996.

                                         ALLIED HEALTHCARE PRODUCTS, INC.
                                         (Registrant)



                                         By:/s/ Barry F. Baker
                                            ---------------------------------
                                            Name:  Barry F. Baker
                                            Title: Vice President Finance and
                                                   Chief Financial Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on November 20, 1996.

       Signature                                   Title and Position
       ---------                                   ------------------


           *                                     Chairman of the Board
       -------------------
       Dennis W. Sheehan



           *                                     President, Chief Executive
       -------------------                       Officer and Director
       Uma N. Aggarwal                           (Principal Executive
                                                 Officer)

       /s/ Barry F. Baker                        Vice President-Finance and
       --------------------                      Chief Financial Officer
       Barry F. Baker                            (Principal Financial
                                                 and Accounting Officer)

           *                                     Director
       ---------------------
       James C. Janning


           *                                     Director
       ---------------------
       David A. Gee


           *                                     Director
       ----------------------
       Samuel A. Hamacher


           *                                     Director
       ----------------------
       Donald E. Nickelson


           *                                     Director
       ----------------------
       Robert E. Lefton


                                                 Director
       ----------------------
       William A. Peck


       *By: /s/ Barry F. Baker
            Barry F. Baker
            Attorney-in-Fact

       -------------------
     *Such  signature  has  been  affixed  pursuant  to the  following  Power of
      Attorney:

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that each officer or director of Allied Healthcare Products, Inc. (the "Corporation") whose signature appears below constitutes and appoints James C. Janning and Barry F. Baker, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Corporation's Registration Statement on Form S-8 relating to the shares of the Corporation's Common Stock issuable under the Corporation's 1994 Employee Stock Option Plan and to sign any and all amendments (including post-effective amendments) and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                  EXHIBIT INDEX



                                                                Page No. in
                                                                Sequential
Exhibit No.         Description                                 Numbering System
-----------         -----------                                 ----------------

4.1 Allied Healthcare Products, Inc. Amendment to 1994 Employee Stock Option Plan (filed with the Commission as Exhibit 10.28 to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 and incorporated herein by reference)

5.1                 Opinion of Dickstein Shapiro Morin & Oshinsky
                    LLP re: legality of Common Stock being
                    registered

23.1                Consent of Dickstein Shapiro Morin & Oshinsky
                    LLP
                    (included in 5.1)

23.2                Consent of Price Waterhouse LLP, Independent
                    Accountants

24.1                Powers of Attorney
                                      E-1